UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2023

RYAN SPECIALTY HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40645	86-2526344
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Prudential Plaza 180 N. Stetson Avenue, Suite 4600
Chicago, Illinois		60601
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 312 784-6001

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	RYAN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01 Other Events.

The Board of Directors of Ryan Specialty Holdings, Inc. (the “Company”) has set the date of May 1, 2023 for the annual meeting of stockholders (the “Annual Meeting”) to be held virtually by means of remote communication. The record date for the purpose of determining stockholders entitled to notice of, and vote at, the Annual Meeting has been set as the close of business on March 10, 2023.

Deadline for Rule 14a-8 Stockholder Proposals

Under the Securities and Exchange Commission’s proxy rules, the Company has set the deadline for submission of proposals to be included in the proxy materials for the 2023 Annual Meeting as March 6, 2023, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Accordingly, in order for a stockholder proposal to be considered for inclusion in the Company’s proxy materials for the 2023 Annual Meeting, the proposal must be received by the Company at Two Prudential Plaza, 180 N. Stetson Ave., Suite 4600, Chicago, IL 60601, Attention: Corporate Secretary, on or before March 6, 2023, and comply with the procedures and requirements set forth in Rule 14a-8 under the Securities Exchange Act of 1934.

Advance Notice Deadline for Director Nominations and Other Stockholder Proposals

In accordance with the Company’s Bylaws, for director nominations or stockholder proposals to be brought before the 2023 Annual Meeting, other than Rule 14a-8 proposals described above, written notice must be received by the Company at Two Prudential Plaza, 180 N. Stetson Ave., Suite 4600, Chicago, IL 60601, Attention: Corporate Secretary, no later than the close of business on March 6, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RYAN SPECIALTY HOLDINGS, INC.

Date:	February 23, 2023	By:
Mark Katz, EVP, Corporate Secretary and General Counsel